Property, Plant, and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant, and Equipment [Text Block]
PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment consists of the following:

	As of December 31,
	2015	2014
In millions
Land	$4.8	$5.1
Software	23.2	23.2
Buildings and improvements	136.3	188.3
Machinery and equipment	1,084.2	1,106.2
Subtotal	1,248.5	1,322.8
Less accumulated depreciation	(773.0)	(788.3)
	475.5	534.5
Construction in progress	55.3	64.3
Total property, plant, and equipment, net	$530.8	$598.8

We recorded asset impairment charges of $60.7 million for the year ended December 31, 2015, of which $56.7 million relates to our decision to close the Ipoh facility. See Note 4.
We recorded asset impairment charges of $59.4 million for the year ended December 31, 2014, of which $57.3 million relates to the assets at our Merano, Italy polysilicon and chlorosilanes facilities that were written-down in the third quarter to their estimated fair value based on purchase offers we received from potential buyers. As discussed in Note 4, the Merano, Italy polysilicon and chlorosilanes facilities were sold in the fourth quarter. We accounted for this transaction under the deposit method of real estate accounting. The remaining EUR 14.4 million of land, property, plant, and equipment related to the sale meet held for sale criteria and are included in property, plant, and equipment, net of accumulated depreciation in the consolidated balance sheet.
We recorded asset impairment charges of $34.8 million for the year ended December 31, 2013, of which $33.6 million related to the write-down of assets at our Merano, Italy polysilicon and chlorosilanes facilities to their then-current estimated salvage value, which was based primarily on an appraisal. These charges are reflected in long-lived asset impairment charges in our consolidated and combined statements of operations.